UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

FIDELITY & GUARANTY LIFE

(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, 6th Floor Baltimore, Maryland 21202	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 895-0100

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information, including the Exhibits referenced in this Item 2.02, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The audited financial statements of the Company’s wholly owned subsidiary, Fidelity & Guaranty Life Holdings, Inc., for the year ended September 30, 2013 and accompanying Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference, will be discussed on January 13, 2014 during a conference call for the holders of bonds issued by Fidelity & Guaranty Life Holdings, Inc.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Fidelity & Guaranty Life Holdings, Inc. audited financial statements for the year ended September 30, 2013

99.2	Fidelity & Guaranty Life Holdings, Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY & GUARANTY LIFE

/s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Executive Vice President, General Counsel and Secretary

Dated: January 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fidelity & Guaranty Life Holdings, Inc. audited financial statements for the year ended September 30, 2013

99.2	Fidelity & Guaranty Life Holdings, Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended September 30, 2013

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